MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT
                       THE FIRST NATIONAL BANK OF ATLANTA
                        WACHOVIA CREDIT CARD MASTER TRUST

         Listed below is the information which is required to be prepared with respect to the distribution date of September 15, 2000 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         Original Certificate Principal Amount)

         1.     The amount of the current monthly distribution in respect of Class A Monthly Principal                        $0.00

         2.     The amount of the currently monthly distribution in respect of Class B Monthly Principal                      $0.00

         3.     The amount of the currently monthly distribution in respect of Collateral Monthly Principal                 $451.00

         4.     The amount of the currently monthly distribution in respect of Class A Monthly Interest                       $5.85

         5.     The amount of the currently monthly distribution in respect of Class A Deficiency Amounts                     $0.00

         6.     The amount of the currently monthly distribution in respect of Class A Additional Interest                    $0.00

         7.     The amount of the currently monthly distribution in respect of Class B Monthly Interest                       $5.94

         8.     The amount of the currently monthly distribution in respect of Class B Deficiency Amounts                     $0.00

         9.     The amount of the currently monthly distribution in respect of Class B Additional Interest                    $0.00

         10.    The amount of the currently monthly distribution in respect of Collateral Monthly Interest                    $3.51

         11.    The amount of the currently monthly distribution in respect of any
                accrued and unpaid Collateral Monthly Interest                                                                $0.00

E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables

                (a)    The aggregate amount of Collections of Principal Receivables processed during
                       the related Monthly Period which were allocated in respect of the Class A Certificates        $49,573,571.91

                (b)    The aggregate amount of Collections of Principal Receivables processed during
                       the related Monthly Period which were allocated in respect of the Class B Certificates         $2,916,092.47

                (c)    The aggregate amount of Collections of Principal Receivables processed during
                       the related Monthly Period which are allocated in respect of the Collateral Interest           $3,054,954.01

         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the
                       day on the last day of the related Monthly Period                                          $3,386,558,802.53

                (b)    The amount of Principal Receivables in the Trust represented by the Investor
                       Interest of Series 1995-1 as of the end of the day on the last day of the related
                       Monthly Period                                                                               $488,462,690.23

                (c)    The amount of Principal Receivables in the Trust represented by the Series
                       1995-1 Adjusted Investor Interest as of the end of the day on the last day of
                       the related Monthly Period                                                                   $334,631,893.28

                (d)    The amount of Principal Receivables in the Trust represented by the Class A
                       Investor Interest as of the end of the day on the last day of the related
                       Monthly Period                                                                               $446,250,000.00

                (e)    The amount of Principal Receivables in the Trust represented by the Class A
                       Adjusted Investor Interest as of the end of day on the last day of the related
                       Monthly Period                                                                               $292,419,203.05

                (f)    The amount of Principal Receivables in the Trust represented by the Class B
                       Investor Interest as of the end of the day on the last day of the related
                       Monthly Period                                                                                $26,250,000.00

                (g)    The amount of Principal Receivables in the Trust represented by the Collateral
                       Interest as of the end of the date on the last day of the related Monthly Period              $15,962,690.23

                (h)    The Floating Investor Percentage with respect to the related Monthly Period                         14.6345%

                (i)    The Class A Floating Allocation with respect to the related Monthly Period                          89.2500%

                (j)    The Class B Floating Allocation with respect to the related Monthly Period                           5.2500%

                (k)    The Collateral Floating Allocation with respect to the related Monthly Period                        5.5000%

                (l)    The Fixed Investor Percentage with respect to the related Monthly Period                            14.6345%

                (m)    The Class A Fixed Allocation with respect to the related Monthly Period                             89.2500%

                (n)    The Class B Fixed Allocation with respect to the related Monthly Period                              5.2500%

                (o)    The Collateral Fixed Allocation with respect to the related Monthly Period                           5.5000%

         3.     Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                           Aggregate                                      Percentage
                                                                            Account                                         of Total
                                                                            Balance                                      Receivables
                                                                            -------                                      -----------

                (a)    30 - 59 days:                                    $37,916,095.86                                      1.1049%
                                                                        ---------------
                (b)    60 - 89 days:                                    $22,788,751.69                                      0.6641%
                                                                        ---------------
                (c)    90 - or more days:                               $41,738,491.93                                      1.2163%
                                                                        ---------------
                                               Total:                  $102,443,339.48                                      2.9853%
                                                                       ----------------


         4.     Investor Default Amount

                (a)    The Aggregate Investor Default Amount for the related Monthly Period                           $2,045,824.59

                (b)    The Class A Investor Default Amount for the related Monthly Period                             $1,825,898.45

                (c)    The Class B Investor Default Amount for the related Monthly Period                               $107,405.79

                (d)    The Collateral Default Amount for the related Monthly Period                                     $112,520.35

         5.     Investor Charge Offs

                (a)    The aggregate amount of Class A Investor Charge-Offs for the related
                       Monthly Period                                                                                         $0.00

                (b)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
                       $1,000 of original Certificate principal amount                                                        $0.00

                (c)    The aggregate amount of Class B Investor Charge-Offs for the related
                       Monthly Period                                                                                         $0.00

                (d)    The aggregate amount of Class  B Investor Charge-Offs set forth
                       in 5 (c) above per $1,000 of original certificate principal amount                                     $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the related Monthly Period                          $0.00

                (f)    The aggregate amount of Collateral Charge-Offs set
                       forth in 5 (e) above per $1,000 of original certificate principal amount                               $0.00

                (g)    The aggregate amount of Class A Investor Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                      $0.00

                (h)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (g) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date immediately preceding
                       this Distribution Date                                                                                 $0.00

                (i)    The aggregate amount of Class B Investor Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                      $0.00

                (j)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (i) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date immediately preceding
                       this Distribution Date                                                                                 $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                      $0.00

                (l)    The aggregate amount of Collateral Charge-Offs set
                       forth in 5(k) above per $1,000 original certificate principal
                       amount reimbursed on the Transfer Date immediately preceding Distribution Date                         $0.00


         6.     Investor Servicing Fee

                (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                       the related Monthly Period                                                                       $243,682.67

                (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                       the related Monthly Period                                                                        $21,875.00

                (c)    The amount of the Collateral Interest Servicing Fee payable
                       by the Trust to the Servicer for the related Monthly Period                                       $13,302.24

         7.     Reallocations

                (a)    The amount of Reallocated Collateral Principal Collections with respect to
                       this Distribution Date                                                                                 $0.00

                (b)    The amount of Reallocated Class B Principal Collections with respect to
                       this Distribution Date                                                                                 $0.00

                (c)    The Collateral Interest as of the close of business on this Distribution Date                  $3,560,082.22

                (d)    The Class B Investor Interest as of the close of business on this Distribution Date           $26,250,000.00

         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Class A Certificate                                           $7,981,661.61

                (b)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Class B Certificates                                            $419,899.71

                (c)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Collateral Interest                                             $439,894.93

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in the Principal Funding Account on the
                       related Transfer Date                                                                        $307,661,593.90

                (b)    The Accumulation Shortfall with respect to the related Monthly Period                                  $0.00

                (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account
                       on the related Transfer Date                                                                     $831,308.79

                (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the
                       Finance Charge Account on the related Transfer Date from the Reserve Account                           $0.00


         10.    Reserve Draw Amount                                                                                           $0.00

         11.    Cash Collateral Account

                (a)    The principal amount on deposit in the Cash Collateral Account on
                       the related Transfer Date (before giving effect to any deposits or withdrawals)               $10,000,000.00

                (b)    The Required Draw Amount on the related Transfer Date
                                                                                                                              $0.00
                (c)    The principal amount on deposit in the Cash Collateral Account on
                       the related Transfer Date (after giving effect to any deposits or withdrawals)                $10,000,000.00

                (d)    The Required Cash Collateral Amount (after giving effect to
                       any deposits, withdrawals, or payments)                                                       $10,000,000.00

         12.    Available Funds

                (a)    The amount of Class A Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                                            $7,981,661.61

                (b)    The amount of Class B Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                                              $419,899.71

                (c)    The amount of Collateral Available Funds on deposit in the
                       Finance Charge Account on cthe related Transfer Date                                             $439,894.93

         13.    Portfolio Yield

                (a)    The Portfolio Yield for the related Monthly Period                                                  17.3798%

                (b)    The Portfolio Adjusted Yield for the related Monthly Period                                          6.0850%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period ending on this Distribution Date
                8/15/2000-9/15/2000                                                                                        6.61875%

         The First National Bank
         of Atlanta
         Servicer

                                                  By:    Michael L. Scheuerman
                                                  Title: Senior Vice President